UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 9, 2023
Date of Report (Date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	WK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 9, 2023, Jeffrey D. Trom informed Workiva Inc. (the "Company") of his intention to retire as Chief Technology Officer of the Company, effective as of February 1, 2023. Thereafter, Mr. Trom will provide services to the Company as a non-executive consultant.

In connection with this announcement and new role, the Company and Mr. Trom mutually agreed to terminate his existing employment agreement and enter into a 12-month consulting agreement (the "Agreement"), which provides for a monthly retainer of $10,000, to consult on a periodic basis with the Company’s research and development leadership. The Agreement contains non-competition and non-hire clauses customary for agreements of this type. Either party may terminate the consulting relationship at any time and for any reason. In the event of a termination, the Compensation Committee of the Board of Directors may in its discretion either accelerate any unvested restricted stock units ("RSUs") or enable the RSUs to vest in accordance with the terms of those awards and the Workiva Inc. 2014 Equity Incentive Plan, as applicable. Mr. Trom will also be eligible to continue participating in the Company's health insurance plan under COBRA for 18 months following the effective date of his retirement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Agreement filed as Exhibit 99.1 to this report.

Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit Number	Description

99.1	Consulting Agreement between Workiva Inc. and Jeffrey D. Trom dated January 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 9th day of January, 2023.

WORKIVA INC.

By:	/s/ Brandon Ziegler
Name:	Brandon Ziegler
Title:	Executive Vice President, Chief Legal Officer and Secretary